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                                                                   EXHIBIT 10.22

                 AMENDMENT NO. 6A TO LOAN AND SECURITY AGREEMENT

          AMENDMENT NO. 6A dated as of August 1, 2002 to LOAN AND SECURITY AGREEMENT dated as of December 14, 2000 among COMFORCE CORPORATION, COMFORCE OPERATING, INC. (the "Holding Companies"), certain direct and indirect subsidiaries of the Holding Companies and UNIFORCE SERVICES, INC. (the "Other Loan Parties"), the Lenders whose signatures appear below, TRANSAMERICA BUSINESS CAPITAL CORPORATION (as successor to TRANSAMERICA BUSINESS CREDIT CORPORATION), as Co-Agent (the "Co-Agent"), THE CIT GROUP/BUSINESS CREDIT, INC., as Collateral Agent (the "Collateral Agent") and IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Administrative Agent for the benefit of itself and the Lenders (the "Administrative Agent").

                              PRELIMINARY STATEMENT

(1) The Holding Companies, the Other Loan Parties, the Co-Agent, the Collateral Agent, the Administrative Agent, and the Lenders (as defined therein) have entered into a Loan and Security Agreement dated as of December 14, 2000, as amended by Amendment No. 1 thereto dated as of January 5, 2001, Amendment No. 2 thereto dated as of March 5, 2001, Amendment No. 3 thereto dated as of September 21, 2001, Amendments No. 4 and No. 5 thereto each dated as of December 7, 2001, and Amendment No. 6 (the "Original Amendment No. 6") thereto dated as of May 10, 2002 (the "Original Loan and Security Agreement"; terms defined in the Original Loan and Security Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Original Loan and Security Agreement).

(2) The Loan Parties, and Lenders desire to amend the Original Loan and Security Agreement and the Original Amendment No. 6 as provided herein.

          NOW, THEREFORE, in consideration of the premises set forth herein, the Loan Parties and the Lenders hereby agree as follows:

1. Amendments to the Original Loan and Security Agreement. The Original Loan and Security Agreement is, subject to the satisfaction of the conditions referred to below, amended as follows:

          (a) the following definitions are added to subsection 1.1 of the Original Loan and Security Agreement in their respective proper alphabetical places:

               "'Amendment No. 6A' shall mean Amendment No. 6A, dated as of August 1, 2002, of this Agreement."

               "'Amendment No. 6A Effective Date' shall mean the date on which the amendments contemplated by Amendment No. 6A become effective."

          (b) the following definitions appearing in subsection 1.1 of the Original Loan and Security Agreement are amended and restated as follows:

               "'Special Condition I Satisfaction Date' shall mean, the date, if any, on which Administrative Agent is satisfied that the following conditions have been satisfied in full on or prior to September 2, 2002:


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               (i)     on or prior to August 12, 2002, the Borrowers shall have
                       delivered to the Lenders, Administrative Agent and Collateral Agent a risk acceptance criteria presentation, in form and substance reasonably satisfactory to the Requisite Lenders and, in any event, noting specific credit procedures that COI's credit committee will follow in the analysis of prospective and/or existing Account Sellers to ensure the preservation of the Borrowers' overall credit quality in relation to Purchased Accounts and such presentation, credit policy and procedures shall have been reviewed by a third party consultant satisfactory to Administrative Agent, Collateral Agent and COI shall have implemented any recommendations of such consultant;

               (ii) Administrative Agent, Collateral Agent and the Lenders shall have received from the Borrowers a detailed report noting the amount of chargebacks outstanding for each Account Debtor and Account Seller and the amount of cash that has been applied to such chargebacks, and such report shall be acceptable to the Requisite Lenders; and

               (iii) Administrative Agent and Collateral Agent shall be satisfied that the Borrowers have installed a separate telephone line for verification of amounts owing by the account debtors in respect of Purchased Accounts."

2.        Amendments to the Original Amendment No. 6. The Original Amendment No.
          6 is, subject to the satisfaction of the conditions referred to below, amended as follows:

          (a) paragraph 5 of the Original Amendment No. 6 titled "Special Condition I Non-Satisfaction Fee" is deleted.

3. Representations and Warranties. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lenders that:

          (a) no consent of any other person, including, without limitation, shareholders or creditors of any Loan Party is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment No. 6A;

          (b) this Amendment No. 6A has been duly executed and delivered by a duly authorized officer of each Loan Party, and constitutes the legal, valid and binding obligations of such Loan Party, enforceable against such party in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (i) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

          (c) the execution, delivery and performance of this Amendment No. 6A will not violate any law, statute or regulation applicable to any Loan Party, or any order or decree of any court or governmental instrumentality applicable to such company, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such company, including the Loan Documents.

4. Effectiveness. The foregoing amendments contained in this Amendment No. 6A to the Original Loan and Security Agreement and to the Original Amendment No. 6 shall become effective upon


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          the satisfaction in full of the following conditions on a date (the
          "Effective Date") on or before August 1, 2002:

          (a) this Amendment No. 6A shall have been executed and delivered by each Loan Party and the Requisite Lenders and by each Lender that executed and delivered the Original Amendment No. 6;

          (b) as of the Effective Date, there shall be continuing no Default or Event of Default; and

          (c) the representations made by the Loan Parties herein and in the Loan Documents shall be true in all respects as of the Effective Date (except as to any representation or warranty limited to a specific earlier date).

5. Special Condition I Non-Satisfaction Fee. If Borrowers fail to satisfy in full the conditions specified in the definition contained in this Amendment No. 6A of "Special Condition I Satisfaction Date" on or prior to September 2, 2002, CC, COI and USI shall pay, as compensation to the Lenders for their increased risk, to the Administrative Agent for the pro rata account of the Lenders, a fee to be determined by the Requisite Lenders in an amount not exceeding $25,000.

6. Governing Law. This Amendment No. 6A to the Original Loan and Security Agreement and to the Original Amendment No. 6 is being delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York.

7. Counterparts. This Amendment No. 6A to the Original Loan and Security Agreement and to the Original Amendment No. 6 is being executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

8. Consent. By signing below, each Loan Party consents to the execution and delivery of this Amendment No. 6A by each other Loan Party and agrees that the obligations of such Loan Party under the Loan Documents continue in full force and effect.

9.        Miscellaneous.

          (a) All references in the Loan Documents to the "Loan and Security Agreement" and in the Original Loan and Security Agreement to "this Agreement," "hereof," "herein" or the like shall mean and refer to the Original Loan and Security Agreement as amended by this Amendment No. 6A (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

          (b) All references in the Loan Documents to the "Amendment No. 6" and in the Original Amendment No. 6 to "this Amendment," "this Agreement," "hereof," "herein" or the like shall mean and refer to the Original Amendment No. 6 as amended by this Amendment No. 6A (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

                            [SIGNATURE PAGES FOLLOW]


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          IN WITNESS WHEREOF, the Loan Parties, the Lenders, the Co-Agent, the
Collateral Agent and the Administrative Agent have caused this Amendment No. 6A to the Original Loan and Security Agreement and the Original Amendment No. 6 to be executed as of the day and year first written above.

Holding Parties:             COMFORCE CORPORATION
                             COMFORCE OPERATING, INC.

Borrowers:                   BRENTWOOD OF CANADA, INC.
                             BRENTWOOD SERVICE GROUP, INC.
                             BXI NET, INC.
                             CAMELOT COMMUNICATIONS GROUP, INC.
                             CAMELOT CONTROL GROUP, INC.
                             CLINICAL LABFORCE OF AMERICA, INC.
                             COMFORCE CODING SERVICES, INC.
                             COMFORCE INFORMATION TECHNOLOGIES, INC.
                             COMFORCE TECHNICAL ADMINISTRATIVE SERVICES, INC.
                             COMFORCE TECHNICAL NW, INC. (as successor to
                              LABFORCE OF AMERICA, INC.)
                             COMFORCE TECHNICAL SERVICES, INC.
                             COMFORCE TELECOM, INC.
                             GERRI G., INC.
                             LABFORCE SERVICES OF AMERICA, INC.
                             PRO SERVICES, INC.
                             PRO UNLIMITED, INC.
                             PRO UNLIMITED SERVICES, INC.
                             SUMTEC CORPORATION
                             TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.
                             THISCO OF CANADA, INC.
                             UNIFORCE PAYROLLING SERVICES, INC.
                             UNIFORCE PAYROLLING TRI-STATE INC.
                             UNIFORCE SERVICES, INC.
                             UNIFORCE STAFFING SERVICES, INC.

Inactive Subsidiaries:       COMFORCE ACQUISITION 1 CORP.
                             COMFORCE P-T-P SERVICES, INC.

                    [Signatures Continued on Following Page]

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                   [SIGNATURE PAGE 1 OF 2 TO AMENDMENT NO. 6A]

                                        For each of the foregoing corporations:

                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                        IBJ WHITEHALL BUSINESS CREDIT
                                        CORPORATION, as Administrative Agent and
                                        Lender

                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                        Revolving Loan Commitment:
                                        $17,272,727.00

                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        as Collateral Agent and Lender

                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                        Revolving Loan Commitment:
                                        $17,272,727.00

                                        TRANSAMERICA BUSINESS CAPITAL
                                        CORPORATION (as successor to
                                        Transamerica Business Credit
                                        Corporation), as Co-Agent and Lender

                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                        Revolving Loan Commitment:
                                        $17,272,727.00

                    [Signatures Continued on Following Page]

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                   [SIGNATURE PAGE 2 OF 2 TO AMENDMENT NO. 6A]

                                        FLEET CAPITAL CORPORATION, as Lender

                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                        Revolving Loan Commitment:
                                        $12,954,546.00

                                        JPMORGAN CHASE BANK (formerly known as
                                        The Chase Manhattan Bank), as Lender

                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                        Revolving Loan Commitment:
                                        $12,954,546.00

                                        LASALLE BUSINESS CREDIT, INC., as Lender

                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                        Revolving Loan Commitment:
                                        $10,795,454.00

                                        GUARANTY BUSINESS CREDIT
                                        CORPORATION, as Lender

                                        By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                        Revolving Loan Commitment:
                                        $6,477,273.00